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                                                                   EXHIBIT 23(E)
                         CONSENT OF FINANCIAL ADVISORS
We consent to the inclusion of our Fairness Opinion issued to Pioneer Financial Corporation in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".
                                          BAXTER FENTRISS AND COMPANY
Richmond, Virginia
July 7, 1994